UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2023

SPHERE 3D CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-36532	98-1220792
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

895 Don Mills Road
Bldg. 2, Suite 900
 Toronto, Ontario, Canada M3C 1W3
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (647) 952 5049

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	ANY	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 28, 2023, Sphere 3D Corp. (the "Company") entered into a Share Purchase Agreement (the "SPA") with Joseph O'Daniel, the Company's former President, in connection with the Company's strategic decision to transition out of its legacy business and into the cryptocurrency business. Pursuant to the SPA, the Company sold its wholly-owned subsidiary, HVE Inc. ("HVE"), including all liabilities, to Mr. O'Daniel for nominal consideration.

In connection with entering into the SPA, on December 28, 2023, Joseph O'Daniel resigned from his position as President of the Company. In connection with Mr. O'Daniel's resignation from the Company, Mr. O'Daniel agreed that in place of a Retention Agreement previously entered into with Mr. O'Daniel that entitled Mr. O'Daniel to $533,802, Mr. O'Daniel will instead be entitled to $400,000 in a combination of cash and common shares of the Company, to be paid in three installments.

In connection with Mr. O'Daniel's resignation, Mr. O'Daniel also entered into a Release Agreement with the Company whereby Mr. O'Daniel released the Company and its affiliates and other related parties from all claims or causes of action.

The above summary of the SPA does not purport to be complete, and is qualified in its entirety by the full text of the document, which is filed herewith as exhibit 4.1.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure contained in Item 1.01 is incorporated by reference into this Item 2.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure contained in Item 1.01 is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Share Purchase Agreement between the Company and Joseph O'Daniel, dated December 28, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 4, 2024

SPHERE 3D CORP.

By:	/s/ Patricia Trompeter
Patricia Trompeter
Chief Executive Officer